Income Taxes	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes
INCOME TAXES
Deferred Tax Assets and Liabilities
Deferred tax assets and liabilities are provided to record the effects of temporary differences between the tax basis of an asset or liability and its amount as reported in our consolidated balance sheets. These temporary differences result in taxable or deductible amounts in future years.

Deferred tax assets and liabilities presented on the consolidated balance sheets are as follows:

	December 31,
(In thousands)	2015	2014
Current deferred tax liability	$—	$3,087
Non-current deferred tax liability	162,189	142,263
Current deferred tax asset	—	(117)
Net deferred tax liability	$162,189	$145,233

The components comprising our deferred tax assets and liabilities are as follows:

	December 31,
(In thousands)	2015	2014
Deferred tax assets
Federal net operating loss carryforwards	$308,738	$312,113
State net operating loss carryforwards	47,711	41,395
Share-based compensation	32,524	35,122
Other	43,936	42,554
Gross deferred tax assets	432,909	431,184
Valuation allowance	(247,761)	(261,962)
Deferred tax assets, net of valuation allowance	185,148	169,222

Deferred tax liabilities
Difference between book and tax basis of intangible assets	216,655	202,089
Difference between book and tax basis of property	105,732	86,280
State tax liability, net of federal benefit	13,428	11,980
Other	11,522	14,106
Gross deferred tax liabilities	347,337	314,455
Deferred tax liabilities, net	$162,189	$145,233

At December 31, 2015, we have unused federal general business tax credits of approximately $10.7 million which may be carried forward or used until expiration beginning in 2030 and alternative minimum tax credits of $1.1 million which may be carried forward indefinitely. We have a federal income tax net operating loss of approximately $912.7 million, which may be carried forward or used until expiration beginning in 2031. We also have state income tax net operating loss carryforwards of approximately $653.5 million, which may be used to reduce future state income taxes. The state net operating loss carryforwards will expire in various years ranging from 2016 to 2034, if not fully utilized.

As a result of certain realization requirements of ASC 718, Compensation - Stock Compensation, the table of deferred tax assets and liabilities shown above does not include certain deferred tax assets that arose directly from (or the use of which was postponed by) tax deductions related to equity compensation that are greater than the compensation recognized for financial reporting. Equity will be increased by approximately $14.9 million if and when such deferred tax assets are ultimately realized. The Company uses ASC 740 ordering when determining when excess tax benefits have been realized.

Valuation Allowance on Deferred Tax Assets
Management assesses available positive and negative evidence to estimate if sufficient future taxable income will be generated to use the existing deferred tax assets. In evaluating our ability to recover deferred tax assets, we consider whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon scheduled reversals of deferred tax liabilities, projected future taxable income, tax-planning strategies and results of recent operations. A significant piece of objective negative evidence evaluated was the cumulative losses incurred over the three-year periods ended December 31, 2015, 2014 and 2013.

As of December 31, 2015, we concluded that it was more likely than not that the benefit from certain deferred tax assets would not be realized. As a result of our analysis, a valuation allowance of $200.5 million has been recorded on our federal income tax net operating loss carryforwards and certain other deferred tax assets at December 31, 2015. The amount of the deferred tax assets at December 31, 2015 considered realizable, however, could be adjusted if estimates of future taxable income during the carryforward period are reduced or increased or if objective negative evidence in the form of cumulative losses is no longer present and additional weight may be given to subjective evidence such as our projections for profitable growth. A valuation allowance in the amount of $47.3 million has also been recorded on a material portion of our state income tax operating losses, along with certain other state deferred tax assets, which are not presently expected to be realized.

Based on recent earnings, there is a possibility that, within the next year, sufficient positive evidence may become available to reach a conclusion that all or a portion of the valuation allowance will no longer be needed. As such, the Company may release a portion of its valuation allowance against its deferred tax assets within the next 12 months. However, the exact timing will be dependent on the levels of income achieved and management’s visibility into future period results. The release of our valuation allowance would result in the recognition of certain deferred tax assets and a non-cash income tax benefit in the period in which the release is recorded.

Provision (Benefit) for Income Taxes
A summary of the provision (benefit) for income taxes is as follows:

	Year Ended December 31,
(In thousands)	2015	2014	2013
Current
Federal	$—	$442	$—
State	2,052	(289)	368
Total current taxes provision (benefit)	2,052	153	368
Deferred
Federal	(9,493)	(6,336)	5,579
State	807	775	1,737
Total deferred taxes provision (benefit)	(8,686)	(5,561)	7,316
Provision (benefit) for income taxes from continuing operations	$(6,634)	$(5,408)	$7,684

Provision (benefit) for income taxes included on the consolidated statement of operations
Provision (benefit) for income taxes from continuing operations	$(6,634)	$(5,408)	$7,684
Provision (benefit) for income taxes from discontinued operations	(540)	6,161	1,550
Provision (benefit) for income taxes from continuing and discontinued operations	$(7,174)	$753	$9,234

Our tax benefit for the year ended December 31, 2015 was favorably impacted by the partial release of the valuation allowance on our federal and state net operating losses, impairment charges to indefinite lived intangible assets which resulted in a reduction in our recognized deferred tax liability on these assets, federal and state audit settlements in connection with our IRS and New Jersey income tax examinations and, the realization of certain unrecognized tax benefits, inclusive of the reversal of related accrued interest.

Our tax provision for the year ended December 31, 2014 was adversely impacted by a valuation allowance on our federal and state income tax net operating losses and certain other deferred tax assets. The tax provision was favorably impacted by impairment charges to indefinite lived intangible assets which resulted in a reduction in our recognized deferred tax liability on these assets, tax adjustments related to the deconsolidation of Borgata and, as a result of statute expirations, the realization of certain unrecognized tax benefits, inclusive of the reversal of related accrued interest.

Our tax provision for the year ended December 31, 2013 was adversely impacted by a valuation allowance on our federal and state income tax net operating losses and certain other deferred tax assets. The tax provision was favorably impacted by the partial resolution of certain proposed adjustments raised in connection with our 2005-2009 IRS examination, which principally resulted in the reversal of interest accrued on unrecognized tax benefits.

Additionally, the tax provision or benefit in 2015, 2014 and 2013 was adversely impacted by an accrual of non-cash tax expense in connection with the tax amortization of indefinite lived intangible assets that was not available to offset existing deferred tax assets. The deferred tax liabilities created by the tax amortization of these intangibles cannot be used to offset corresponding increases in the net operating loss deferred tax assets in determining our valuation allowance.

The following table provides a reconciliation between the federal statutory rate and the effective income tax rate, expressed as a percentage of income from continuing operations before income taxes:

	Year Ended December 31,
	2015	2014	2013
Tax at federal statutory rate	35.0%	35.0%	35.0%
Uncertain tax benefits	(421.6)%	—%	0.2%
Company provided benefits	152.9%	(3.0)%	0.2%
Accrued interest on uncertain tax benefits	(139.7)%	(2.0)%	7.7%
Valuation allowance for deferred tax assets	200.9%	(20.9)%	(55.6)%
State income taxes, net of federal benefit	69.2%	(0.9)%	(3.8)%
Compensation-based credits	(60.8)%	2.3%	2.4%
Other, net	0.7%	(0.8)%	0.1%
Effective tax rate	(163.4)%	9.7%	(13.8)%

Status of Examinations
In January 2015, we received Joint Committee on Taxation ("Joint Committee") approval of the 2005-2009 IRS appeals settlement reached in August 2013. We received a refund of $2.4 million in connection with the appeals settlement. Additionally, in 2015, we received a final audit determination in connection with our New Jersey examination, effectively settling years 2003 through 2009. We received a refund of $1.1 million as a result of the New Jersey examination.

In August 2013, we received a $4.2 million refund in connection with Joint Committee approval of our 2001-2004 IRS appeals settlement.

We generated net operating losses on our federal income tax returns for years 2011 - 2015. These returns remain subject to federal examination until the statute of limitations expires for the year in which the net operating losses are utilized.

We are also currently under examination for various state income and franchise tax matters. As it relates to our material state returns, we are subject to examination for tax years ended on or after December 31, 2001, and the statute of limitations will expire over the period September 2016 through November 2019.

We believe that we have adequately reserved for any tax liability; however, the ultimate resolution of these examinations may result in an outcome that is different than our current expectation. We do not believe the ultimate resolution of these examinations will have a material impact on our consolidated financial statements.

Other Long-Term Tax Liabilities
The impact of an uncertain income tax position taken in our income tax return is recognized at the largest amount that is more-likely-than-not to be sustained upon audit by the relevant taxing authority. An uncertain income tax position is not recognized if it has less than a 50% likelihood of being sustained. Our liability for uncertain tax positions is recorded as other current tax liabilities and other long-term tax liabilities in our consolidated balance sheets.

A reconciliation of the beginning and ending amount of unrecognized tax benefits as follows:

	Year Ended December 31,
(In thousands)	2015	2014	2013
Unrecognized tax benefit, beginning of year	$30,198	$37,059	$38,423
Additions:
Tax positions related to current year	—	487	562
Tax positions related to prior years	—	—	138
Reductions:
Tax positions related to the Deconsolidation of Borgata	—	(6,221)	—
Lapse of applicable statute of limitations	—	(1,097)	—
Tax position related to prior years	(27,716)	(30)	(2,064)
Settlement with taxing authorities	—	—	—
Unrecognized tax benefits	$2,482	$30,198	$37,059

Included in the $2.5 million balance of unrecognized tax benefits at December 31, 2015, are $2.5 million of federally tax effected benefits that, if recognized, would impact the effective tax rate. We recognize interest related to unrecognized tax benefits in our income tax provision. During the year ended December 31, 2015, we recognized interest and penalties of approximately $0.1 million in our tax provision. During the years ended December 31, 2015 and 2014 we recognized interest related benefits, due to favorable settlements, of $6.2 million and $1.2 million, respectively, in our income tax provision on continuing operations. We have accrued $0.7 million and $7.2 million of interest and penalties as of December 31, 2015 and 2014, respectively, in our consolidated balance sheets.

During the first quarter of 2015, we received Joint Committee approval on our IRS appeals agreement, effectively settling our 2005 through 2009 examination. During the third quarter of 2015, we received a final audit determination in connection with our New Jersey examination, effectively settling years 2003 through 2009. As a result of the resolution of these audits, we reduced our unrecognized tax benefits by $27.7 million, of which $19.5 million impacted our effective tax rate. Due to the utilization of tax loss carryforwards in certain states, the statute of limitations remain open with respect to years in which the tax losses are utilized. When these years close, unrecognized tax benefits may be realized. As a result of these statute expirations, it is reasonably possible over the next 12 month period that we may experience a decrease in our unrecognized tax benefits as of December 31, 2015, of less than $0.2 million, all of which would impact our effective tax rate.